SEASONS SERIES TRUST (the “Trust”)

Multi-Managed Growth Portfolio (the “Portfolio”)

Supplement to the Summary Prospectus dated July 30, 2012

At a meeting held on November 29, 2012, the Board of Trustees (the “Board”) of the Trust approved the engagement of J.P.Morgan Investment Management, Inc. (“JPMorgan”) to manage a portion of the Portfolio presently managed by SunAmerica Asset Management Corp. (“SAAMCo”).

With respect to the Subadvisory Agreement with JPMorgan, the Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into subadvisory agreements without a shareholder vote; however, an information statement explaining the subadviser change will be mailed to shareholders of the respective Portfolios. The effective date of the Subadvisory Agreement with JPMorgan will be on or about January 14, 2013 (the “Effective Date”). The following changes will take place on the Effective Date:

Under the heading “Investment Adviser” in the Summary Section for the Multi-Managed Growth Portfolio the disclosure is deleted in its entirety and replaced with the following:

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. (“SAAMCo”). The Portfolio is subadvised by J.P.Morgan Investment Management, Inc. (“JPMorgan”), Janus Capital Management, LLC (“Janus”), Lord, Abbett & Co. LLC (“Lord Abbett”), PineBridge Investments, LLC (“PineBridge”) and Wellington Management Company, LLP (“Wellington Management”).

Under the heading “Portfolio Managers” in the Summary Section for the Multi-Managed Growth Portfolios the disclosure with respect to the Small-Cap Growth Components is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title

Small-Cap Growth Component – JPMorgan
Dennis S. Ruhl	2013	Managing Director and Portfolio Manager
Phillip D. Hart	2013	Executive Director and Portfolio Manager

Dated:  December 11, 2012